UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2017

Akoustis Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38029	33-1229046
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

9805 Northcross Center Court, Suite H

Huntersville, NC 28078

(Address of principal executive offices, including zip code)

704-997-5735

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 11, 2017, Akoustis Technologies, Inc. (the “Company”) filed Amendment No. 1 to its Prior Report (as defined in Item 2.01 below) with the Securities and Exchange Commission. While the text of Amendment No. 1 included Item 2.01 and Item 9.01, due to printer error, Amendment No. 1 was inadvertently tagged as an Item 2.02 and Item 9.01 Form 8-K/A. The Company is filing this Amendment No. 2 to properly tag the Form 8-K/A as an Item 2.01 and Item 9.01 Form 8-K/A. In addition, this Amendment No. 2 updates certain disclosures in the exhibits.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 30, 2017, Akoustis Technologies, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Prior Report”) with the Securities and Exchange Commission (“SEC”) to report that on June 26, 2017, pursuant to a previously announced Definitive Asset Purchase Agreement and Definitive Real Property Purchase Agreement with The Research Foundation for the State University of New York (“RF-SUNY”) and Fuller Road Management Corporation, an affiliate of RF-SUNY, respectively, the Company completed the acquisition of certain specified assets, including STC-MEMS, a semiconductor wafer-manufacturing operation and microelectromechanical systems business with associated wafer-manufacturing tools, as well as the real estate and improvements associated with the facility located in Canandaigua, New York, which is used in the operation of STC-MEMS (the assets and real estate improvements referred to together herein as the “Acquired Business”). This amendment to the Prior Report is being filed to provide the financial statements and pro forma financial information described in Item 9.01(a) and 9.01(b) below.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

In accordance with Item 9.01(a)(4) of Form 8-K and pursuant to a letter from the staff of the SEC permitting the Company to substitute abbreviated financial statements for the full financial statements of the Acquired Business, the abbreviated financial statements filed as Exhibits 99.1 and 99.2 are incorporated herein by reference.

(b) Pro Forma Financial Information.

In accordance with Item 9.01(a)(4) of Form 8-K, the pro forma financial information filed as Exhibit 99.3 is incorporated herein by reference.

(d) Exhibits:

Exhibit No.	Description

99.1	Audited Special Purpose Statement of Assets Acquired and Liabilities Assumed as of June 26, 2017, and audited Special Purpose Combined Statements of Revenues and Direct Expenses of the Acquired Business for the years ended June 30, 2016 and 2015.

99.2	Unaudited Special Purpose Interim Combined Statements of Revenues and Direct Expenses of the Acquired Business Statement of Revenues and Direct Expenses of the Acquired Business for the nine months ended March 31, 2017 and 2016.

99.3	Unaudited pro forma consolidated statements of operations for the fiscal year ended June 30, 2016 and the nine months ended March 31, 2017 and the condensed consolidated pro forma Balance Sheet as of March 31, 2017 and unaudited condensed consolidated pro forma Statement of Operations of the Company and its subsidiaries for the nine months ended March 31, 2017 and the year ended June 30, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKOUSTIS TECHNOLOGIES, INC.

By:	/s/ Jeffrey B. Shealy
Name: Jeffrey B. Shealy
Title: Chief Executive Officer

Date: September 12, 2017

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Special Purpose Statement of Assets Acquired and Liabilities Assumed as of June 26, 2017, and audited Special Purpose Combined Statements of Revenues and Direct Expenses of the Acquired Business for the years ended June 30, 2016 and 2015.

99.2	Unaudited Special Purpose Interim Combined Statements of Revenues and Direct Expenses of the Acquired Business Statement of Revenues and Direct Expenses of the Acquired Business for the nine months ended March 31, 2017 and 2016.

99.3	Unaudited pro forma consolidated statements of operations for the fiscal year ended June 30, 2016 and the nine months ended March 31, 2017 and the condensed consolidated pro forma Balance Sheet as of March 31, 2017 and unaudited condensed consolidated pro forma Statement of Operations of the Company and its subsidiaries for the nine months ended March 31, 2017 and the year ended June 30, 2016.

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